Offerings - Offering: 1	Nov. 03, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 14,433,031.56
Fee Rate	0.0087%
Amount of Registration Fee	$ 1,255.67
Offering Note

(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 737,508 Class I Units of North Haven Private Income Fund A LLC at a price equal to $19.57 per unit, which represents the Company’s net asset value as of September 30, 2026.

(2) Calculated at $87.00 per $1,000,000 of the transaction value.